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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            November 12, 2003



                             SZM DISTRIBUTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                        000-33313                 94-4868287
        --------                      -----------               --------------
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)


        1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103
        -----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                 (215) 972-8191
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



           5944 East Naples Plaza Blvd., Long Beach, California 90803
       -----------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)


                                       1
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Item 1. Change of Control.

         SZM Distributors, Inc. ("SZMD" or the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") dated November 12, 2003 with TNX Television, Inc. ("TNX"), a Delaware corporation and SZMD Acquisition II, Inc. ("Acquisition Subsidiary"), a Delaware corporation. Acquisition Subsidiary was a wholly owned subsidiary of Registrant prior to the transaction. The transactions contemplated by the Agreement closed on November 13, 2003.

         Upon the closing of the merger contemplated by the Agreement (the "Merger"), TNX's former shareholders acquired direct and beneficial ownership and control of 28,681,253 newly issued shares of Registrant's common stock. These shares of common stock now comprise 67% of Registrant's outstanding common stock.

         The following table sets forth the names, addresses and holdings for:
(a) the incoming directors, (b) the incoming executive officers and (c) those individuals who beneficially own five percent (5%) or more of the outstanding common stock of the Registrant following the closing of the Merger:


----------------------------------------- -------------------------------- --------------------------------
            Name and Address               Number of Shares Beneficially   Percent of Class2
                                          Owned1
 ----------------------------------------- -------------------------------- --------------------------------
Irwin L. Gross3                                     14,059,990                          32.9%
1811 Chestnut Street
Suite 120
Philadelphia, PA 19103
 ----------------------------------------- -------------------------------- --------------------------------
Charles T. Condy
1811 Chestnut Street
Suite 120                                              5,887                              *
Philadelphia, PA 19103
 ----------------------------------------- -------------------------------- --------------------------------
Stephen J. Ollier4
Pacific House
Stanier Way
Wyvern Business Park                                  817,838                           1.9%
Derby, DE21 6BF
England
 ----------------------------------------- -------------------------------- --------------------------------
Nicholas Rogerson
Pacific House
Stanier Way
Wyvern Business Park                                    ---                              ---
Derby, DE21 6BF
England
 ----------------------------------------- -------------------------------- --------------------------------
Howard Silverstone
Pacific House
Stanier Way
Wyvern Business Park                                    ---                              ---
Derby, DE21 6BF
England
 ----------------------------------------- -------------------------------- --------------------------------
S. Lance Silver5 1811 Chestnut Street
Suite 120                                             176,476                           0.4%
Philadelphia, PA 19103
 ----------------------------------------- -------------------------------- --------------------------------
Michael Landau6
1811 Chestnut Street
Suite 120                                             421,996                           1.2%
Philadelphia, PA 19103
----------------------------------------- -------------------------------- --------------------------------
David N. Shevrin7
1811 Chestnut Street
Suite 120                                             715,235                           1.7%
Philadelphia, PA 19103
----------------------------------------- -------------------------------- --------------------------------
Royal Hill Company B V
30 Fairholt Road
London                                              12,428,592                          29.1%
N16 5HW
 ----------------------------------------- -------------------------------- --------------------------------
Global Technologies, Ltd.8
1811 Chestnut Street
Suite 120                                            5,863,301                          13.7%
Philadelphia, PA 19103
----------------------------------------- -------------------------------- --------------------------------
Belgravia Investment Partners, LLC9
1811 Chestnut Street
Suite 120                                            4,868,552                          11.4%
Philadelphia, PA 19103
 ----------------------------------------- -------------------------------- --------------------------------
Platinum Partners Global Macro Fund LP10
242 W. 57th Street
54th Floor                                           3,370,177                          7.9%
New York, NY 10019
 ----------------------------------------- -------------------------------- --------------------------------
Platinum Partners LP11
242 W. 57th Street
54th Floor                                           3,370,177                          7.9%
New York, NY 10019
----------------------------------------- -------------------------------- --------------------------------
                                        2

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--------
* Less than 1%

1 Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Equity shares relating to options currently exercisable or exercisable within 60 days of the date of this annual report are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

2 The percentages shown are based on 42,681,253 equity shares issued and outstanding as of November 21, 2003.

3 Includes (a) 4,383,060 shares held by Belgravia Investment Partners, LLC, in which Mr. Gross is the managing partner and has sole voting and dispositive power, (b) 776,787 shares held by Gross Investments Company, LP, in which Mr. Gross is the managing partner and has sole voting and dispositive power, (c) 5,863,301 shares held by Global Technologies, Ltd., in which Mr. Gross is CEO and has sole voting and dispositive power, (d) 485,492 shares pledged to Belgravia Investment Partners, LLC by Reed Properties Inc. granting voting control of such shares to Belgravia Investment Partners, LLC, in which Mr. Gross is the managing partner and has sole voting power and (e) 2,073,934 shares subject of warrants and options that are immediately exercisable to Ocean Castle Partners, LLC, in which Mr. Gross is managing partner and has sole voting and dispositive power.

4 Includes 811,951 shares subject of warrants and options that are immediately exercisable.

5 Includes 170,589 shares subject of warrants and options that are immediately exercisable.

6 Share are held by Mr. Landau's spouse, Rachel Landau.

7 Includes 519,006 shares subject of warrants and options that are immediately exercisable.

8 Mr. Gross has sole voting and dispositive power.

9 Includes 485,492 shares pledged to Belgravia Investment Partners, LLC by Reed Properties Inc. granting voting control of such shares to Belgravia Investment Partners, LLC, in which Mr. Gross is managing partner and has sole voting and dispositive power.

10 Includes 1,165,181 shares of its affiliate, Platinum
Partners LP. Also includes 485,492 shares pledged to Platinum Partners Global Macro Fund LP by Reed Properties Inc. granting voting control of such shares to Platinum Partners Global Macro Fund LP.

11 Includes 1,719,504 shares of its
affiliate, Platinum Partners Global Macro Fund LP. Also includes 485,492 shares pledged to Platinum Partners Global Macro Fund LP by Reed Properties Inc. granting voting control of such shares to Platinum Partners Global Macro Fund LP.

     At the closing of the transaction, all of Registrant's Board of Directors and executive officers resigned and the Board of Directors of and executive officers of TNX were appointed to the vacated positions. The new directors of the Company are Charles T. Condy, Stephen J. Ollier, Nicholas Rogerson, S. Lance Silver, Howard Silverstone, Michael Landau and Irwin L. Gross. The new executive officers of the Registrant are as follows: CEO and President Irwin L. Gross, Secretary and CFO David N. Shevrin, Chairman of the Board Irwin L. Gross.

     For additional information concerning the terms of the Agreement and TNX's business, see the discussion in Item 2. Acquisition or Disposition of Assets, of this Report on Form 8-K.





                                        4
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Item 2. Acquisition or Disposition of Assets.

       On November 13, 2003 the Merger was effected among Registrant, Acquisition Subsidiary, a wholly owned subsidiary of Registrant and TNX. The Merger was based on an Agreement and Plan of Merger dated November 12, 2003.

       Pursuant to the Agreement, (i) Acquisition Subsidiary was merged with and into TNX with TNX becoming the surviving corporation, (ii) the holders of the 25,236,708 shares of issued and outstanding TNX common stock exchanged their TNX common stock for shares of Registrant's common stock at a one for one ratio, receiving in the aggregate 25,236,708 shares of Registrant's common stock in exchange for their shares of TNX common stock, (iii) the holders of options to acquire an aggregate of 6,318,747 shares of TNX's common stock exchanged their options for options to acquire Registrant common stock at a one for one ratio, receiving in the aggregate options to acquire 6,318,747 shares of Registrant common stock, and (iv) the 1,000 shares of Common Stock of Acquisition Subsidiary issued and outstanding prior to the merger were converted into 1,000 shares of TNX common stock, with TNX becoming a wholly owned subsidiary of Registrant.

       In conjunction with the Merger, the Registrant completed a One Million Dollar ($1,000,000) equity private placement (the "Private Placement") of 4,000,000 shares of the Common Stock of the Registrant at $0.25 per share. The Private Placement was issued pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended.

       Prior to the transactions, Registrant's operations consisted primarily of the distribution of merchandise to the carnival, gaming and concession industries. Since the completion of the Merger, Registrant's primary operation now consists of the operations of TNX. The principal business activities of TNX are the implementation and operation of commercially operated television channels on UK commuter trains.

       TNX has entered into several letters of intent with UK commuter train lines in order to provide in-carriage broadcasting systems. TNX has entered into a binding contract with Central Trains Limited ("Central"), an operator of a commuter train line serving the Birmingham and Midlands area of England. Under the Central contract, on certain carriages TNX has the right to install, operate and develop a passenger information, communication and entertainment system. TNX will utilize audio-visual equipment in order to broadcast all of TNX's programming and advertising materials to train passengers. Installation and launch of TNX network on Central's carriages is expected to commence during the first quarter of 2004.

       The determination of the number of shares of Registrant common stock exchanged for the TNX common stock was determined in arms length negotiations between the Boards of Directors of Registrant and TNX. The negotiations took into account the value of TNX's financial position, results of operations, products, prospects and other factors relating to TNX's business. There are no material relationships between TNX and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such officer or director.

                                        5
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired. [To be filed by amendment.]

(b)  Pro Forma Financial Information. [To be filed by amendment.]

(c)  Exhibits.

          2.1 Agreement and Plan of Merger dated November 12, 2003 among Registrant, SZMD Acquisition II, Inc. and TNX Television, Inc.

          2.2  Certificate of Merger filed with Delaware Secretary of State.









                                    6

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SZM DISTRIBUTORS, INC.




Dated:  November 26, 2003                     By:   /s/ Irwin L. Gross
                                                   --------------------
                                                   Irwin L. Gross
                                                   Chief Executive Officer



                                        7


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